CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating revenue:
Revenue	$ 12,000	$ 0
Cost of sales	0	0
Gross Profit	12,000	0
Operating expenses:
Bank Charges & Fees	797	180
Legal & Professional Services	29,817	5,750
General and Administrative Expense	147,537	7,500
Total operating expenses	178,151	(13,358)
Loss from operations	(166,151)	(13,358)
Other Income (expenses)
Total other income/(expense)	0	0
Net Income/ loss	$ (166,151)	$ (13,358)
Earnings per share
Basic	$ (0.002)	$ (0.0003)